Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18,
UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph A. Cacchioli, Vice President - Controller and Acting Chief Financial Officer of E-Z-EM, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
the Quarterly Report on Form 10-Q of the Company for the quarter ended September 1, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date : October 11, 2007	/s/ Joseph A. Cacchioli

Joseph A. Cacchioli, Vice President - Controller and Acting Chief Financial Officer
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